Exhibit 99.5

June 2021

Disclaimer

Additional Information and Where to Find It

In connection with the proposed business combination between Alkuri Global Acquisition Corporation ("Alkuri Global") and Babylon Holdings Limited ("Babylon") and the other parties to the Merger Agreement dated June 3, 2021 (the "Merger Agreement"), Babylon intends to file a registration statement on Form F-4 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") with respect to Babylon's securities to be issued in connection with the proposed business combination, and Alkuri Global intends to file a preliminary proxy statement in connection with Alkuri Global's solicitation of proxies for the vote by Alkuri Global's stockholders in connection with the proposed business combination and other matters as described in the proxy statement, as well as the preliminary prospectus relating to the offer of the securities to be issued to Alkuri Global's stockholders in connection with the completion of the business combination. After the Registration Statement has been declared effective, Alkuri Global will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Alkuri Global's stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement/consent solicitation/prospectus, in connection with Alkuri Global's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination (the "Special Meeting"), because these documents will contain important information about Alkuri Global, Babylon and the proposed business combination. Alkuri Global's stockholders may also obtain a copy of the preliminary proxy statement/prospectus, or definitive proxy statement/prospectus once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Alkuri Global, without charge, at the SEC's website located at www.sec.gov.

Additional information about the proposed business combination, including a copy of the Merger Agreement and investor presentation, will be provided in a Current Report on Form 8-K which will be filed by Alkuri Global with the SEC and will also be available at www.sec.gov.

Participants in Solicitation

Alkuri Global, Babylon, and their respective directors and officers may be deemed participants in the solicitation of proxies of Alkuri Global stockholders in connection with the proposed business combination. Alkuri Global stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Alkuri Global in Alkuri Global's registration statement on Form S-1 (File No. 333-251832), which was declared effective by the SEC on February 4, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Alkuri Global stockholders in connection with the proposed business combination and other matters to be voted upon at its Special Meeting will be set forth in the proxy statement/prospectus for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that Babylon intends to file with the SEC.

Forward-Looking Statements

This communication contains, and certain oral statements made by representatives of Babylon and Alkuri Global and their respective affiliates, from time to time may contain, a number of "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this communication, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon's or Alkuri Global's possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, Babylon's and Alkuri Global's expectations with respect to the future performance of the combined company, including whether this proposed business combination will generate returns for stockholder, the anticipated addressable market for the combined company, the satisfaction of the closing conditions to the business combination, and the timing of the transaction.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Babylon's or Alkuri Global's management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed business combination contemplated thereby; (b) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of Alkuri Global or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq's listing standards following the consummation of the proposed business combination; (d) the failure of investors in the PIPE to fund their commitments upon the closing of the proposed business combination; (e) the risk that the proposed business combination disrupts current plans and operations of Babylon or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed business combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC's recently released statement on accounting and reporting considerations for warrants in SPACs) which could result in the need for Alkuri Global to restate its historical financial statements and cause unforeseen delays in the timing of the business combination and negatively impact the trading price of Alkuri Global's securities and the attractiveness of the business combination to investors; (i) the possibility that Babylon may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties to be identified in the registration/proxy statement relating to the business combination, when available, and in other documents filed or to be filed with the SEC by Alkuri Global and Babylon and available at the SEC's website at www.sec.gov.

Babylon and Alkuri Global caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither Alkuri Global nor Babylon undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the proposed business combination will be completed, nor can there be any assurance, if the proposed business combination is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This communication has been prepared for use by Babylon and Alkuri Global in connection with the proposed business combination. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Alkuri Global was derived entirely from Alkuri Global and all information relating to the business, past performance, results of operations and financial condition of Babylon was derived entirely from Babylon. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this communication. To the fullest extent permitted by law in no circumstances will Alkuri Global, Babylon, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this communication, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of Babylon has been derived, directly or indirectly, exclusively from Babylon and has not been independently verified by Alkuri Global. Neither the independent auditors of Alkuri Global nor the independent auditors of Babylon audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this communication and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this communication.

2

Putting an accessible and affordable quality health service in the hands of every person on Earth 3

Transaction Overview 4 • Babylon, a world leading digital - first value - based care company, announced plans to go public via merger with Alkuri Global Acquisition Corp. on June 3, 2021 • Transaction implies a ~$ 4.2 billion equity value including ~$ 540 million in cash at closing • Transaction provides capital to accelerate Babylon’s expansion in the United States and other core markets • Pro Forma enterprise value of ~$ 3.6 billion implies a multiple of 5.1x 2022E revenue • Existing Babylon shareholders will roll 100% of their equity into the combined company

Babylon Snapshot

Babylon provides accessible and affordable quality health service through:

- ✓ Digital-first, unique patient experience: from anywhere, 24/7/365
- ✓ Exceptional clinical quality: combining artificial intelligence and human doctors
- ✓ Technology-first approach: massively scalable

~24M	Lives Covered
16	Countries where Babylon is Live
Every 5 Seconds[2]	Babylon Helps a Patient
~90K	Capitated Lives in the US[1]
$320M+	2021E Revenue
15% - 35%	Acute Care Savings[3]

Notes: 1) Includes VBC contracts active as of April 1, 2021. Babylon reached ~90k capitated lives within 7 months from launch of VBC services in the US. 2) Based on ~2.0M clinical consultations (involving doctors, in virtual or physical setting) and ~3.9M AI interactions (app interactions, including digital triage, health assessment) performed in 2020. 3) Based on UK data, specifically for our UK GP at Hand (NHS) service. Babylon GP at Hand acute care cost per weighted patient in 2019/20 was compared to the North West London average in 2019/20, using NHS funding formulae to account for age, sex and other factors influencing health need. North West London is used as the comparator as Babylon GP at Hand is based in this area.

5

What Problem Are We Solving?

Babylon is Positioned to Unify and Empower the Two Critical Trends in Healthcare 7 Babylon is Scalable, Digital - First, Value Based Care Value Based Care Movement away from broken fee - for - service model Aligns system around proactive care Not scalable traditionally Challenge addressing many patient types Digital Health Leverages technology - driven efficiencies Bringing care to the patient vs patient to care Not scaled to address holistic care Shifts site of care vs addressing overall care and cost

Creating an Alternative Using Scalable Digital-First Value Based Care


Revenue per Lives Covered(1)
$ Thousands
$ Hundreds
$ Tens
Scalability(2)
100%
200%
OAK STREET HEALTH
Livongo
(Pre-acquisition By Teladoc)
babylon
one medical
Accolade
Teladoc HEALTH
amwell


Digitally-Enabled Providers
Capture significant share of health spend
Physical-first, brick and mortar models limit scalability
Limited technological capabilities
Virtual Care Providers
Digital-first models
Scalable to most populations
Often specialized, limited care offerings
Lower revenue per user

Notes: Axes are not to scale and based on management estimates.

1) Based on projected primary revenue contribution. Sourced from public filings unless otherwise stated. ONEM, OSH, and TDOC reflect FY'20 revenue divided by the average of the current and prior year lives covered. TDOC FY'20 Revenue pro forma for acquisitions. LVGO reflects FY'19 revenue divided by average of FY'19 and FY'18 covered lives under diabetes management. ACCD reflects LTM revenue as of Q3 2020 divided by the average of Q3 2020 lives covered and lives covered in the S-1 as of December 2019. AMWL reflects FY'20 revenue divided by current lives covered. Babylon reflects estimated revenue per life based on active Babylon VBC contracts.

2) Scalability defined as 2020A-2022E Revenue CAGR plus 2022E Gross margin. 2022E peer data sourced from Factset and CapIQ consensus estimates as of May 7, 2021, except LVGO FY'20 and FY'22 forecasts based on Factset consensus estimates as of August 4, 2020, one day prior to Teladoc acquisition announcement. TDOC FY'20 Revenue proforma for acquisitions. Babylon financials based on management estimates.

8

How Do We Do It?

Babylon's Offering

We offer a broad spectrum of services



Revenue per Lives Covered
$ Thousands
$ Hundreds
$ Tens
Value Based Care
Secondary Care (1)
Rehabilitation & Health Plan
Virtual Care
Virtual Consultations
Digital Health Suite
Data
Insight
Goals
Plans
Monitor
Digital Triage
Healthcheck
Health Assessment
Digital Care Plan
Care Monitor

Illustrative Market: California

Lives Covered	Overview
52,000	• **The complete solution:** through our Babylon VBC service we manage the totality of patients' healthcare, including taking full financial responsibility for all costs incurred in secondary and tertiary care setting
~2 million	• Through our virtual care and digital health suite services, we provide: ○ Babylon's full suite of **AI and monitoring products** ○ Care navigation and non-clinical **support by live chat, phone or video** ○ **Virtual consultations** with a clinical professional, for both urgent and chronic conditions

Note: 1) Babylon takes on full financial responsibility for secondary care and utilises third-party partners to provide the appropriate treatment.

10

Babylon is Providing Both Proactive Healthcare and Reactive Sickcare Note: These products are currently provided by Babylon unless specified otherwise. 1) In late stage of development. 2) Currently provided through DayToDay. Health Care Sick Care • Insights and information about wellbeing • Health goals and actions helping achieve the goals • Health monitoring • Digital - first patient interactions keep the patient healthy • Access to the clinician team • Right care, medication, and treatment as soon as needed • Clear Clinical Care plan for treatment and recovery • Health monitoring 11 Normalize Standard Rehabilitation Standard Treatment 4. Goals (1) 5. Plan 1. Engage 7. Reward (1) 6. Monitor If Abnormal

Personal Health Assistant Digital Self - care In Person Consultation Complex Care Referrals Babylon’s Solution Provides Every Member with a Well - Structured “Care Pyramid”, Aligning Resources with Needs The complete solution: Babylon manages the totality of a patient's healthcare, including taking full financial responsibility for all costs incurred in secondary and tertiary care setting Adds ongoing care: Preventive and proactive management to support ongoing primary and chronic care needs Adds clinical consultations: On - screen consultations with a clinical professional, both for urgent and chronic conditions Adds human touch: Care navigation and non - clinical support available by live chat, phone or video Digital Care Foundation: Babylon's suite of Al and monitoring products 12 Virtual Clinical Consultations

Timely, Highly Accessible Primary Care Enables Significant Cost Savings 13 Babylon Costs Traditional Healthcare Costs Digital Care Plan Care Monitor Health Assessment Care Monitor Adverse Health Event Time Babylon Checkpoint Physician Checkpoint Physical Consultation ! Cost Savings No Preventative Care or Health Education leads to repeat ER Usage or Office Visits ! No Established GP Relationship Patients often come to ER with minor problems Office / ER Visit ! Identification Contact & Education Virtual Consultation Healthcheck Digital Triage Engage Office / ER Visit

Babylon Has a Unique and Scalable Technology Stack Recognized for Excellence

Innovative, Peer-Reviewed and Safeguarded by Suite of Patents


Cyber Security & Governance
End Users
Clinical Care
Partners
AI & Safety
Cyber Security & Governance

Patents & Supportive Studies

- Patents
  - 10 US Patents
  - 43 US Patents Pending[1]
- **29 peer-reviewed papers** published in leading journals
- Our peer-reviewed research demonstrated how **diagnostic algorithms can be significantly improved** through the application of counterfactual inference on causal models[2]

Media coverage of Babylon's Peer-reviewed AI research

"I'm going to use it as a warning to machine-learning enthusiasts in the US — you're going to be made obsolete by companies in the UK"

Judea Pearl, Turing Award-winner and professor of computer science at UCLA

MIT Technology Review

frontiers in Artificial Intelligence

NewScientist

nature communications

Neural Information Processing Systems

Association for the Advancement of Artificial Intelligence

Advances in Approximate Bayesian Inference

MultiVerse: Causal Reasoning using Importance Sampling in Probabilistic Programming

Notes: Digital tools do not offer a diagnosis and references to diagnosis here are for research purposes only.
1) 3 of the 43 pending patents have been accepted by US Patent & Trademark Office but not formally issued.
2) Richens & Lee et al. "Improving the accuracy of medical diagnosis with causal machine learning".

14

Babylon's Digital-First Interactions are Powered by AI Brain


Consultations
Types of Consultations Offered
AI Virtual Physical
Learning
Reasoning & Decision Making
Perception
Prediction
Knowledge
Health assessment
Monitoring
Simulation

Comprehensive AI

- **Comprehensive end-to-end platform:** Babylon's AI platform and comprehensive model of medicine will enable Babylon's users to manage their health care needs directly through products that support patients across their healthcare journey
- **Knowledge:** Under selective test conditions, Babylon's AI demonstrates results comparable to doctors[1]

	Avg. Recall	Avg. Precision
Doctor High	93.8%	56.5%
Doctor Median	84.3%	42.9%
Doctor Low	64.1%	33.9%
Babylon AI	80.0%[2]	44.4%

- **Reasoning & Decision Making:** We have developed (and are extending) a comprehensive, causal model of primary with state of the art inference engines
- **Learning:** Our AI has been developed to improve through continual clinician-mediated testing and feedback based on real-world member interactions
- **Perception:** We have investments in state-of-the-art clinical NLP technologies to facilitate processing of clinical information from health records and which will be a core component of our conversational platform architecture
- **Prediction**: We have developed causal models to predict future health risks

Notes: Digital tools do not offer a diagnosis and references to diagnosis here are for research purposes only.
1) Based on seven doctors participating in the study. Detailed data on number of symptom sets analyzed by doctors and recall rates available in Baker & Perov et al. A comparative study of artificial intelligence and human doctors for the purpose of triage and diagnosis.
2) Based on 100 independently-devised symptom sets.

15

16 Our Go - to - Market Strategy Our Go - to - Market Strategy What Have We Accomplished?

Babylon in Numbers 17 Notes: 1) Based on ~2.0M clinical consultations (involving doctors, in virtual or physical setting) and ~3.9M AI interactions (a pp interactions, including digital triage, health assessment) performed in 2020. 2) 2019A - 2020A revenue based on unaudited historical financials. 3) Includes VBC contracts active as of April 1, 2021. Babylon reached ~90k capitated lives within 7 months from launch of VBC services in the US. 4) Rwanda and South - East Asia. 5) 6x growth in provider and care team headcount over the past year (from January 2020 to January 2021). Scale Global Reach Growth ~24M Lives Covered ~6M Patient Interactions in 2020 16 Countries where Babylon is Live 50 US States with Licensed Providers 5 x Growth In Annual Revenue (2) ~90K Capitated Lives in the US (3) Every ~ 5 Seconds Babylon Helps a Patient (1) 8% Of UK Population Covered through COVID Care Assistant 3M Covered Lives in the 1 st Year in the US Lives Covered in Developing Countries (4) ~14M Growth in US Provider Network (5) 6x VBC Lives Added in First 6 Months ~90K

We Believe the $10T (1) Global Healthcare Sector has Been Unable to Balance the Needs of Accessibility, Quality and Affordability 18 Note: 1) Deloitte 2019 Global Health Care Outlook Report. Value Quality Cost = Accessibility Clinical Quality Affordability = +

We Have Demonstrated Exceptional Accessibility, Quality and Affordability Across All Markets We Entered

	US	UK	Rwanda
Accessibility	**98%** 4 and 5-Star Ratings[1] **90%** Consultations Within 30 minutes[2]	**95%** 4 and 5-Star Ratings[3] **95%** Retention[4]	**91%** 4 and 5-Star Ratings[5] **20%** of Entire Population Registered[6]
Clinical Quality	**80%** Completion Rate of In-app Health Assessment[7] **102** Data Points Risk Assessment	**"Outstanding"** CQC Awarded Ranking in Leadership **97%** NHS Quality Framework Pts in Clinical Domain Rate[8]	**91%** Clinical Audit Score[9] **98%** of Calls Answered Within 30 Seconds[10]
Affordability	**$430** Annual ER Cost Savings Per Member w/Digital Consults[11] **34%** Avoidance of ER/Urgent Care Visits w/Digital Consults[11]	**Up to 35%** Acute Care Savings[12][13] **25%** Fewer A&E Visits[12]	**55%** Reduction in Unit Cost of Consultation[14] **30%+** Savings on Clinical Consults[15]

Notes: 1) For 2020-2021YTD. Includes ratings from our virtual care and Babylon VBC services. 2) For 2020 General Medical consultations. 3) 2019 to date for the UK business. 4) Babylon NHS data: In the first 3 months of membership, for patients who access a consultation, across 2020. 5) 2019-2020 data. 6) Based on 2.43M users registered as of February 2021. 7) ~80% of 242 users who started the main health assessment flow went on to complete the main health assessment flow. Based on Home State Health Babylon VBC data for the period of October 1, 2020 – April 1, 2021. 8) NHS Digital: Quality Outcomes Framework (QOF) 2019/20. 9) Average across all 1,567 clinical audits in 2020. 10) Call center reports for January-February 2021 data. 11) Average saving resulting from a member having a digital consultation, given 34% of members surveyed say they would otherwise have visited ER or Urgent Care. Cost saving calculated under the assumption that the survey is accurate (assumes 80% adherence. i.e. 80% of the users who respond 'if I hadn't had access to Babylon's digital consultations offering then I would have gone to the ER' do not go to the ER following the consultation). Based on Babylon consultations data from all US Centene plans that have Alternative Health Choice (AHC) surveys as part of their consultation booking flow. The time period under consideration is January 2020 - February 2021. 12) Based on UK data, specifically for our UK GP at Hand (NHS) service. 13) Babylon GP at Hand acute care cost per weighted patient in 2019/20 was compared to the North West London average in 2019/20, using NHS funding formulae to account for age, sex and other factors influencing health need. North West London is used as the comparator as Babylon GP at Hand is based in this area. 14) From 2018 to 2020. 15) For Senior Nurse / GP consultations. In 2020, 32% of triage nurse calls were treated at the triage stage; 68% proceeded to Senior Nurse / GP consultations.

19

20 Our Technology is Licensed Across the Globe to ~15 Million People in Long Term Licensing Contracts Pulse App Babylon by Telus App for (Birmingham and RWT)

One of the Most Experienced Management Teams in Digital Health 21 Charlie Steel Ran CMC Markets’ IPO into the FTSE 250 Chief Financial Officer Yon Nuta Served as one of the earliest CPOs of Xbox Chief Product Officer Steve Davis SVP, AI & Data SVP & CIO VP, Tech & Product Chief Technology Officer Stacy Saal Globally rolled out Amazon Prime and Amazon Fresh Chief Operating Officer Darshak Sanghavi , MD CMO, Medicare & Retirement Chief Medical Officer Paul - Henri Ferrand COO President CMO & President Chief Business Officer Dr Ali Parsa Founded and built Circle, the UK’s largest privately - financed hospital chain and undertook an IPO into the London market Founder & CEO Chief People Officer CMO, OptumLabs Samira Lowman VP, Talent Acquisition & Development VP, Strategic Workforce Planning

How Do We Monetize It? 22

Attractive Illustrative Economics of Babylon's Modular & Bundled Product Offerings

		Description	Revenue Model	Illustrative Revenue per Life Covered[1][2]	Illustrative Gross Margin by Cohort[2]
Clinical Services	Babylon VBC	• Combines Babylon's digital health suite and virtual care platform to manage the totality of a patient's healthcare • Takes full financial responsibility for all costs incurred in both primary, secondary and tertiary care settings, with stop loss protection • Payment on a fixed and recurring capitation basis per covered life with ability to capture any cost savings	PMPY Capitated model	**Thousands of Dollars**	Projection Based on Management Estimates[3] 
	Virtual Care	• On-screen consultations with a clinical professional • Preventable and proactive care management	PMPM Fee-for-service	**Tens of Dollars**	Case Study: Select UK Contracts 
Software Licensing	Digital Health Suite	• Digital suite of AI and monitoring products • Care navigation and non-clinical support available by live chat	Annual licensing fees	**Dollars**	Case Study: Select Software Contract[6] 

~5%
30%+
Y0
Y3

17%[4]
25%[5]
Y1
Y3

~55%
90%+
Y0
Y1

Notes: 1) Management estimates based on active contracts. 2) Indicative proportions shown, as details are partner-specific. 3) Based on analysis vs VBC competitors with a brick & mortar model who lack front-end digital services and back-end digital automation services. 4) Gross Y1 (June 19 – June 20) Margin from select UK contract. 5) Average of select B2B contracts' Gross Margin over FY20. 6) Gross Margin as shown includes some technology costs that are classified as operating expenses in the company's financial projections.

23

Babylon VBC Captures Cost Savings Through Proactive Primary Care



Babylon VBC
Partners pay Babylon a fixed capitation per covered life
Babylon enables users to better manage their health and proactively provides highly cost-effective primary care
Lowering the need for expensive, reactive secondary care cost
Expanding Babylon's margin over time as expensive secondary care is replaced by efficient primary care
100%
1
~80%
2
3
4
30%+
Fixed, not shared cost savings model
Total Premium to Partner
Partner Margin & Admin costs
% Premium to Babylon
Extra Margin to Partner
Primary Care Costs (Proactive Health Manager)
Secondary Care Costs
Total Babylon Margin

Source: Management estimates.
Note: Indicative proportions shown, as details are partner-specific.

24

Path to 2021E and 2022E Projected Revenue Based on Achievable and Visible Contract Pipeline of ~$3.6BN(1) with Upside Potential


Projected Revenue ($M)
Annualization & Growth of Existing Contracts as of April 1, 2021(2)
2021 Converted Pipeline Contracts(3)
2022 Converted Pipeline Contracts(4)
$79
~$175
~$67
~$321
~$83
~$103
~$203
~$710
~80% delivered by contracts active as of 1 Apr-21
Dec-20 ARR(5) ~$170M
~70% delivered by contracts expected to be active as of 31 Dec-21
Dec-21 ARR(5) ~$475M
2020A(6) Revenue
2021E Revenue Bridge
2021E Revenue
2022E Revenue Bridge
2022E Revenue

Source: Management estimates. Management reporting. Notes:
1) Based on management estimates and a pipeline of contracts under discussion as of March 15, 2021.
2) Reflects i) annualization and growth in existing contracts as of December 31, 2020 and ii) revenue from contracts active between December 31, 2020 and April 1, 2021.
3) Reflects revenue impact of new business from converted pipeline contracts in 2021. Cohorts based on an illustrative set of contracts signed at varying points in time in 2021 with impact of annualization recognized in 2022.
4) Reflects revenue impact of new business from converted pipeline contracts in 2022. Cohorts based on an illustrative set of contracts signed at varying points in time in 2022.
5) Relevant December ARR (Annual Run-Rate Revenue) is calculated at a point in time by multiplying December revenue by 12.
6) Unaudited financials.

25

Understanding Babylon's Pipeline

Need to sign ~2 of 27 VBC contracts in 2021
to achieve 2021E Revenue(1)



Projected Revenue ($M)
Annual Value of Contracts split over 2 calendar years
$79
~$321
~$710
2020A(6) Revenue
2021E Revenue Bridge
2021E Revenue
2022E Revenue Bridge
2022E Revenue

Need to sign ~3 of 27 VBC contracts in 2022
to achieve 2022E Revenue(2)



Projected Revenue ($M)
$79
~$321
~$710
2020A(6) Revenue
2021E Revenue Bridge
2021E Revenue
2022E Revenue Bridge
2022E Revenue

Annualization & Growth of Existing Contracts as of April 1, 2021(3) | 2021 Converted Pipeline Contracts(4) | 2022 Converted Pipeline Contracts(5)

Total Pipeline	$3.6BN ARR(7)	~50 Contracts	~$130M Avg. ARR of VBC Contracts(7)

Source: Management estimates and a pipeline of contracts under discussion as of March 15, 2021. Management reporting. Notes:
1) Assumes i) contracts begin recognizing revenue in Q4 2021, and ii) deliver ARR of ~$130M based on the average VBC contract in the pipeline.
2) Assumes i) contracts begin recognizing revenue in Q2 2022, and ii) deliver ARR of ~$130M based on the average VBC contract in the pipeline.
3) Reflects i) annualization and growth in existing contracts as of December 31, 2020 and ii) revenue from contracts active between December 31, 2020 and April 1, 2021.
4) Reflects revenue impact of new business from converted pipeline contracts in 2021. Cohorts based on an illustrative set of contracts signed at varying points in time in 2021 with impact of annualization recognized in 2022.
5) Reflects revenue impact of new business from converted pipeline contracts in 2022. Cohorts based on an illustrative set of contracts signed at varying points in time in 2022.
6) Unaudited financials.
7) ARR (Annual Run-Rate Revenue) at the end of a given month is calculated at a point in time by multiplying that month's expected revenue by 12.

26

Highly Recurring and Diversified Projected Revenue in 2021E Through 2023E Source: Management estimates. Notes: 1) Demand - driven revenue reflects revenue from Virtual Care contracts. Fixed revenue reflects revenue from Babylon VBC and Software contracts. 2) Includes SE ASIA, China, LATAM, Rwanda, Middle East, Africa and India. 3) Includes Canada and Other Developed Markets (including Australia, New Zealand, Japan, and Continental Europe). Revenue breakdown 91% Fixed Revenue Babylon VBC: Capitation Fee & Software: Fixed Fee 9% Demand - Driven Revenue Virtual Care: Fee - For - Service 84% US 4% Emerging Markets (2) 9% UK 3% Other Developed Markets (3) 10% Software 81% VBC 9% Virtual Care Fixed vs Demand - Driven (1) Geography Product Low volume risk Focus on US Babylon VBC augmented by high - margin software licensing 2021E 2023E 2021E 2023E 2021E 2023E 85% US 6% Emerging Markets (2) 2% UK 6% Other Developed Markets (3) 10% Software 87% VBC 3% Virtual Care 97% Fixed Revenue Babylon VBC: Capitation Fee & Software: Fixed Fee 3% Demand - Driven Revenue Virtual Care: Fee - For - Service 27

Babylon VBC

Babylon VBC has Rapidly Scaled and Reduced High Cost Care Utilization by HSH Members

CENTENE Corporation

Babylon has Achieved Rapid Engagement with the Home State Health (HSH) Member Population…

Home State Health – Illustrative Penetration Over Time



Penetration
% households signed up
HSH VBC penetrated[1] ~20%[2] of member households in 5 months
20%
5%
As of Q2 2020 Oak Street Health indicated less than 5% penetration[1] of total patients in its existing markets
5 months
1 year
Time

…and Early Evidence Suggests Babylon's Value Based Care Reduces Unplanned ER Visits…

Home State Health – ER Visit Reduction



Mar-21
47%
Feb-21
31%
Jan-21
44%
Dec-20
40%
Nov-20
50%
Oct-20
33%

Patients that booked digital consults said they would have used ER or Urgent Care[3] if Babylon's services had not been available

…Thus Enabling Cost Savings and Driving the Profitability Increase

Babylon VBC[4] – Gross Margin Improvement



+ 820 bps
+ 1,215 bps
Q4-20 vs. Oct-20
Q1-21 vs. Oct-20
(as compared to Oct-20)

Source: Management reporting, Oak Street Health corporate presentation (October 2020). Notes:

1) Babylon defines penetration as the receipt of registration from a household in its covered population. Oak Street Health and other companies in our industry may calculate penetration and similarly titled measures differently, which could reduce the usefulness of penetration as a tool for comparison.
2) Within 5 months Babylon obtained at least 1 registration from 584 of 3,169 households in its assigned population.
3) Based on responses in the Alternative Health Choices survey (as part of consultation booking flow).
4) Includes all VBC contracts in the US (i.e. Fresno, Home State Health).

28

Expect Babylon’s Margins to Expand as it Gains Operational Leverage 29 Source: Management estimates. Notes: 1) Adjusted EBITDA reconciliation in Appendix. 2) In 2020 95% of all bookings across Babylon’s geographies were digital (including cancellations). Babylon’s highly - accessible, digital - first service will allow it to: Divert patients from expensive Urgent Care to proactive & accessible virtual primary care Avoid expensive downstream costs of chronic conditions by solving healthcare issues earlier Leverage technology and automation to significantly reduce the cost of primary care: Increase in efficiency by automating admin and other lower - value tasks Use digital triage to increase the proportion of interactions served by lower - cost healthcare professionals Reducing costs associated with physical services by solving ~ 95% (2) of issues via digital consultations Gross Margin ~30% EBITDA Margin ~15% Medium - Term Target ($0.2) $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 2019A 2020A 2021E 2022E 2023E Revenue Gross Margin Adj. EBITDA $BN Constantly Improving Margins Increasing Operating Leverage (1) CAGR 2020A - 2023E: + 166 % Margin: 23% Margin: 0% We Expect Babylon will Grow Profitably… …By Providing Digital - First End - to - End Care …and Reducing Expensive Delivery Costs

2019A (1) 2020A (1) 2021E 2022E 2023E Revenue 16 79 321 710 1,484 % growth 102% 394% 305% 121% 109% Gross Profit (4) 12 49 129 342 % growth 299% 166% 165% % margin (24%) 15% 15% 18% 23% Adj. EBITDA (2) (152) (142) (140) (119) 5 % margin (44%) (17%) 0% Historical and Projected Financial Summary 30 Source: Management estimates. Notes: 1) Unaudited financials. 2) Adjusted EBITDA reconciliation in Appendix. PROJECTED HISTORICAL $ M

How Will We Grow?

Babylon has Multiple Value-Accretive Growth Levers

Note: M&A not included in base business financial forecasts

1 Potential Addressable Market for Existing Customers[1]

- Potential to expand covered population with existing customers
- Potential to increase scope of contract to a full capitation construct through Babylon VBC

Expanding Babylon's Geographic Coverage with Existing Customers[2]	~$50BN
Potential Addressable Market for Existing Covered Populations[3]	~$5BN
Dec-20 ARR[4] for Existing Contracts	~$170M

2 Strong Contract Pipeline

- Strong track record of winning new contracts worldwide
- Over $3.5BN of additional aggregated ARR possible in the pipeline through existing customers and new business

	Projected ARR[4]
Existing Clients	~$1.2BN
New Clients	~$2.4BN
Total Pipeline	~$3.6BN

3 Targeted Acquisitions & Strategic Investments

- Opportunity to consolidate brick & mortar, integrated care providers in the US
- Acquiring new partners to augment Babylon's end-to-end platform

Consolidation | Technology & Content | Distribution

Example Completed Deal

higi[5]

Omni-channel consumer health engagement platform with nationwide retail network of 10,000 FDA-cleared, free-to-use Smart Health Stations which help identify health risks and match consumers to care

Source: Based on management estimates and a pipeline of contracts under discussion as of March 15, 2021. Notes:

1) Reflects potential addressable market based on existing clients including contracts not currently in the pipeline. Market size based on annualized monthly revenue of potential new contracts with existing customers.
2) Addressable market for Babylon VBC based on lives covered by Babylon's existing clients. Calculated using an illustrative Babylon VBC PMPY pricing assumption based on management's current discussions and market knowledge; number of lives based on managements best estimates.
3) Assumes Babylon's existing clients with software license contracts purchase either fee-for-service or Babylon VBC for the lives covered under their existing contracts based on management's expectations. Assumes Babylon's existing clients with fee-for-service contracts purchase Babylon VBC for lives covered under their existing contracts. Calculated using illustrative pricing assumptions based on management's current discussions and market knowledge.
4) ARR (Annual Run-Rate Revenue) at the end of a given month is calculated at a point in time by multiplying that month's expected revenue by 12.
5) Babylon owns a 22% equity stake in Higi.

32

Thank you

Glossary 34 Term Definition A&E Accident & Emergency AI Artificial Intelligence ARR Annual Run - Rate Revenue B2B Business to Business CAGR Compounded Annual Growth Rate EBITDA Earnings Before Interest Tax Depreciation & Amortisation ER Emergency Room GP General Practitioner GTM Go - to - market Term Definition HSH Home Street Health NHS QOF National Healthcare Service Quality Outcomes Framework PIPE Private Investment in Public Equity PMPM Per Member Per Month PMPY Per Member Per Year RWT The Royal Wolverhampton NHS Trust SaaS Software as a Service TEV Total Enterprise Value VBC Value Based Care

Risk Factors Summary

1. We have a history of net losses, we anticipate increasing expenses in the future, and we may not be able to achieve or maintain profitability.
2. Our relatively limited operating history makes it difficult to evaluate our current business and future prospects and increases the risk of your investment.
3. If we fail to effectively manage our growth, we may be unable to execute our business plan, adequately address competitive challenges or maintain our corporate culture, and our business, financial condition and results of operations would be harmed.
4. Our business and growth strategy depend on our ability to maintain and expand a network of qualified providers. If we are unable to do so, our future growth would be limited and our business, financial condition and results of operations would be harmed.
5. We are dependent on our relationships with physician-owned entities, which are affiliated professional entities that we do not own, to hold contracts and provide healthcare services, and our business would be harmed if those relationships were disrupted.
6. If we are unable to attract new customers and expand member enrollment with existing customers, our revenue growth could be slower than we expect, and our business may be adversely affected.
7. If our existing customers do not continue or renew their contracts with us, renew at lower fee levels or decline to purchase additional applications and services from us, it could have a material adverse effect on our business, financial condition and results of operations.
8. Our revenue sources are highly concentrated, the loss of any of which would have a material adverse effect on our business, financial condition and results of operations.
9. Under many of our agreements with health plans, we assume some or all of the risk that the cost of providing services will exceed our compensation. Over time, we expect the proportion of risk-based revenue may increase.
10. We may face intense competition, which could limit our ability to maintain or expand market share within our industry, and if we do not maintain or expand our market share our business and operating results will be harmed.
11. If we are not able to develop and release new solutions and services, or successful enhancements, new features and modifications to our existing solutions and services, our business could be adversely affected.
12. There are significant risks associated with estimating the amount of revenue that we recognize under our risk-based agreements with health plans, and if our estimates of revenue are materially inaccurate, it could impact the timing and the amount of our revenue recognition or have a material adverse effect on our business, financial condition, results of operations and cash flows.
13. Security breaches, loss of data and other disruptions could compromise sensitive information related to our business or members, or prevent us from accessing critical information and expose us to liability, which could adversely affect our business and our reputation.
14. Our use, disclosure, and other processing of personally identifiable information, including health information, is subject to HIPAA, the GDPR and the DPA 2018, and other privacy and security regulations, and our failure to comply with those regulations or to adequately secure the information we hold could result in significant liability or reputational harm and, in turn, a material adverse effect on our client base, member base and revenue.
15. If we are unable to obtain, maintain and enforce intellectual property protection for our technology or if the scope of our intellectual property protection is not sufficiently broad, others may be able to develop and commercialize technology substantially similar to ours, and our ability to successfully commercialize our technology may be adversely affected.
16. We may become subject to medical liability claims, which could cause us to incur significant expenses and may require us to pay significant damages if not covered by insurance.
17. We have been and may in the future become subject to litigation or regulatory investigation, which could harm our business.
18. We rely on internet infrastructure, bandwidth providers, third-party computer hardware and software and other third parties for providing services to our customers and members, and any failure or interruption in the services provided by these third parties could expose us to litigation and negatively impact our relationships with customers and members, adversely affecting our operating results.
19. We conduct business in a heavily regulated industry and if we fail to comply with these laws and government regulations, we could incur penalties or be required to make significant changes to our operations or experience adverse publicity, which could have a material adverse effect on our business, financial condition, and results of operations.
20. The impact of recent healthcare reform legislation and other changes in the healthcare industry and in healthcare spending on us is currently unknown, but may adversely affect our business, financial condition and results of operations.
21. We depend on our talent to grow and operate our business, and if we are unable to hire, integrate, develop, motivate and retain our personnel, we may not be able to grow effectively.

35